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                                                                   EXHIBIT 23.03

                         CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the incorporation by reference in the Registration Statement on Form S-4 (File No. 333-48696) of Broadbase Software, Inc. of our report dated July 1, 1999, relating to the financial statements of Internet Business Advantages, Inc., which appears in this Form 8-K/A.

/s/ PricewaterhouseCoopers LLP
PricewaterhouseCoopers LLP

February 5, 2001
Boston, Massachusetts